STOCK OPTION PLANS AND STOCK-BASED COMPENSATION	6 Months Ended	12 Months Ended
	Jul. 02, 2011	Dec. 31, 2010
STOCK OPTION PLANS AND STOCK-BASED COMPENSATION
STOCK OPTION PLANS AND STOCK-BASED COMPENSATION

11.  STOCK OPTION PLANS AND STOCK-BASED COMPENSATION

Stock Option Plan

We have one active equity compensation plan, the DJO 2007 Incentive Stock Plan (the 2007 Plan) under which we are authorized to grant awards of stock, options, and other stock-based awards of shares of Common Stock of our indirect parent, DJO, subject to adjustment in certain events. In June 2011, we amended the 2007 Plan to increase the number of shares available to grant from 7,500,000 to 7,925,529.

Options issued under the 2007 Plan can be either incentive stock options or non-qualified stock options. The exercise price of stock options granted will not be less than 100% of the fair market value of the underlying shares on the date of grant and will expire no more than ten years from the date of grant. We adopted a form of non-statutory stock option agreement (the DJO Form Option Agreement) for employee stock option awards under the 2007 Plan, as amended.

Under the DJO Form Option Agreement, one-third of each stock option grant will vest over a specified period of time (typically five years from the date of grant) contingent solely upon the awardees’ continued employment with us (Time-Based Tranche). Prior to the June 2011 amendment described below, another one-third of the stock option grant would have vested based upon achieving a minimum internal rate of return (IRR) and a minimum return of money on invested capital (MOIC), as defined, each with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO’s capital stock (Market Return Tranche). The final one-third of the stock option grant would have vested based upon achieving an increased minimum IRR and an increased minimum return of MOIC, as defined, each with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO’s capital stock (Enhanced Market Return Tranche).

In June 2011, the compensation committee approved further modifications to the terms of the options in the Market Return Tranche and Enhanced Market Return Tranche and the DJO Form Option Agreement. As amended, vesting of the options in the Market Return Tranche are no longer subject to the achievement of a minimum IRR and the options will vest based upon achieving a minimum return of MOIC, and vesting of the options in the Enhanced Market Return Tranche are also no longer subject to achievement of a minimum IRR and the options will vest based on achieving an increased minimum return of MOIC, as defined, each with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO’s capital stock.

Stock-Based Compensation

During the three months ended July 2, 2011, we granted 970,500 stock options to employees, including 800,000 options granted to Michael P. Mogul, our new President and Chief Executive Officer.  The weighted average grant date fair value of the options in the Time-Based Tranche was $6.24 per share.

During the three months ended July 3, 2010, we granted 290,700 stock options to employees, with a weighted average grant date fair value of $6.77 per share for options in the Time-Based Tranche. During the six months ended July 3, 2010, we granted 501,950 stock options to employees, with a weighted average grant date fair value of $6.70 per share for the Time-Based Tranche. In addition, during the six months ended July 3, 2010 we granted 1,200 options to non-employee distributors.

The following table summarizes certain assumptions we used to estimate the fair value of the Time-Based Tranche of stock options granted during the periods presented:

	Three Months Ended		Six Months Ended
	July 2, 2011	July 3, 2010	July 3, 2010
Expected volatility	34.0%	34.2%	34.2 – 34.5%
Risk-free interest rate	2.1%	2.8%	2.8 – 3.0%
Expected years until exercise	6.5	7.0	6.4 – 7.0
Expected dividend yield	0.0%	0.0%	0.0%

We recorded non-cash stock-based compensation expense of $0.4 million for each of the three months ended July 2, 2011 and July 3, 2010, for options granted to employees. During the six months ended July 2, 2011 and July 3, 2010, we recorded non-cash stock based compensation expense of $1.3 million and $0.9 million, respectively, for options granted to employees. Included in stock-based compensation expense for the six months ended July 2, 2011 was $0.4 million of incremental expense associated with the modification of the terms of options previously granted.

During each of the periods presented, we only recognized non-cash compensation expense for options in the Time-Based Tranche, as the performance and market components of the Market Return and Enhanced Market Return Tranches are not deemed probable at this time. During all of the periods presented, stock based compensation expense for options granted to non employees was not material.

15.                              STOCK OPTION PLANS AND STOCK-BASED COMPENSATION

2007 Stock Incentive Plan

We have one active equity compensation plan, the DJO 2007 Incentive Stock Plan (the 2007 Stock Incentive Plan), under which we are authorized to grant awards of stock, options, and other stock-based awards for up to 7,500,000 shares of common stock of our indirect parent, DJO, subject to adjustment in certain events.

Options issued under the 2007 Stock Incentive Plan can be either incentive stock options or non-qualified stock options. The exercise price of stock options granted will not be less than 100% of the fair market value of the underlying shares on the date of grant, and will expire no more than ten years from the date of grant. We adopted a form of non-statutory stock option agreement (the DJO Form Option Agreement) for employee stock option awards under the 2007 Stock Incentive Plan. Under the DJO Form Option Agreement, one-third of each stock option grant will vest over a specified period of time (typically five years) contingent solely upon the awardees’ continued employment with us (the Time-Based Tranche). As initially adopted, another one-third of stock options were to vest over a specified performance period (typically five years) from the date of grant upon the achievement of certain pre-determined performance targets based on Adjusted EBITDA and free cash flow, as defined (the Performance-Based Tranche). As amended in March 2009, the final one-third of stock options will vest based upon achieving a minimum internal rate of return (IRR) and minimum return of money on invested capital (MOIC), as defined; each with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO’s capital stock (the Enhanced Market Return Tranche).

In March 2010, DJO’s Compensation Committee of the Board of Directors approved further modifications to the terms of the outstanding options and the DJO Form Option Agreements. The vesting terms of the Time-Based Tranche and Enhanced Market Return Tranche remain the same as discussed above. As modified, the financial performance targets for future years of the Performance-Based Tranche were replaced by new IRR and MOIC targets, similar to the Enhanced Market Return Tranche, each measured with respect to Blackstone’s aggregate investment in DJO’s capital stock, to be achieved by Blackstone following a liquidation of all or a portion of its investment in DJO capital stock (referred to hereafter as the Market Return Tranche). As a result of this modification, the Market Return Tranche has both a performance component and a market condition component.

Options granted under the 2007 Stock Incentive Plan contain change-in-control provisions that would result in accelerated vesting of the Time-Based Tranche upon the occurrence of a change-in-control. Specifically, the Time-Based Tranche would become immediately exercisable upon the occurrence of a change-in-control if the optionee remains in continuous employment of the Company until the consummation of the change-in-control. However, this change-in-control provision does not apply to the Market Return or Enhanced Market Return Tranches.

Employee Stock Options

During the years ended December 31, 2010, and 2009 respectively, we granted a total of 645,050 and 1,048,146 stock options under the 2007 Stock Incentive Plan to our executive officers, senior management, and certain other employees.

We recorded non-cash compensation expense of $1.7 million, $3.3 million, and $1.3 million, for the years ended December 31, 2010, 2009 and 2008, respectively. We record expense for awards with a performance condition only to the extent deemed probable of achievement, with the exception of market-based options previously modified during 2008 and reallocated to the Time-Based, Market Return, and Enhanced Market Return Tranches. The expense related to the previously modified options is recognized ratably over the vesting period of the stock options using the original grant-date fair value regardless of the probability of achieving the performance conditions.

We are required to reassess at each reporting period whether the achievement of any performance condition is probable, at which time we would recognize the related compensation expense over the remaining performance or service period, if any. As a result of our March 2010 modification, we did not recognize any expense during the year ended December 31, 2010 related to the options in the Market Return and Enhanced Market Return Tranches, as achievement of the performance and market components are not deemed probable at this time. Based on actual financial results achieved for the year ended December 31, 2009, we recognized compensation expense for modified options granted during 2009, and the annual portion of the Tranche associated with the 2008 options that were not previously vested in the then designated Performance-Based Tranche, as we exceeded the minimum threshold requirement of the 2009 modified performance targets.

The fair value of each option award is estimated on the date of grant, or modification, using the Black-Scholes option pricing model for service based awards, and a binomial model for market based awards. In estimating fair value for options issued under the 2007 Stock Incentive Plan, expected volatility was based on historical volatility of comparable publicly-traded companies. As our historical share option exercise experience does not provide a reasonable basis upon which to estimate the expected term, we used the simplified method. Expected life is calculated in two tranches based on the employment level defined as executive or employee. The risk-free rate used in calculating fair value of service based stock options for periods within the expected term of the option is based on the U.S. Treasury yield bond curve in effect on the date of grant. As a result of the March 2009 and March 2010 modifications, discussed above, we will no longer use the original grant date fair value to measure compensation cost and have remeasured the estimated fair value of options at the dates of modification.

The following table summarizes certain assumptions we used to estimate the fair value of the Time-Based Tranche of stock options granted during the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
Expected volatility	34.2 - 35.8%	34.4 - 34.7%	27.4 - 60.0%
Risk-free interest rate	2.0 - 3.0%	2.3 - 2.8%	2.8% - 4.7%
Expected years until exercise	6.4 -7.0	5.8 - 6.3	4.7 - 7.1
Expected dividend yield	0.0%	0.0%	0.0%

Non-Employee Stock Options

During the year ended December 31, 2010 and 2009, respectively, we granted 24,600 and 21,600 stock options under the 2007 Stock Incentive Plan to non-employees (Non-Employee Options). Non-Employee Options have an exercise price of $16.46 per share, which was equal to 100% of the estimated fair market value of the stock and will become effective upon the defined effective date and expire ten years from that date. A number of shares equal to 25% of the options granted become vested and exercisable at the end of each of the first four years subsequent to the effective date, provided the optionee is still affiliated with and providing services to the Company. Vesting of the Non-Employee Options is time-based and does not include any performance requirements. The fair value of each option granted to non-employees is required to be re-measured at the end of each reporting period until vested, when the final fair value of the vesting of the option is determined.

In estimating fair value for options issued, expected volatility was based on historical volatility of comparable publicly-traded companies. A contractual life of ten years was used in place of the expected term. The risk-free rate used in calculating the fair value of the non-employee stock options for periods within the contractual life is based on the U.S. Treasury yield bond curve in effect on the date of grant.

The following table presents the assumptions we used in calculating the fair value of the Non-Employee Options granted during the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
Expected volatility	37.6-38.4%	34.4 -34.7%	27.4%
Risk-free interest rate	2.7-3.7%	2.3-2.8%	3.9%
Contractual term (in years)	10.0	10.0	10.0
Expected dividend yield	0.0%	0.0%	0.0%

We recorded non-cash compensation expense of $0.2 million, $0.1 million, and $0.1 million for the years ended December 31, 2010, 2009 and 2008, associated with Non-Employee Options issued under the 2007 Incentive Stock Plan.

A summary of option activity under the 2007 Stock Incentive Plan is presented below:

	Number of Shares	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding at December 31, 2009	6,880,342	$14.69	7.5	$12,221,730
Granted	669,650	$16.46
Exercised	—
Forfeited or expired	(361,708)	$16.46
Outstanding at December 31, 2010	7,188,284	$14.77	6.7	$12,221,730
Exercisable at December 31, 2010	3,650,413	$13.13	5.6	$12,221,730

For the years ended December 31, 2010, 2009 and 2008, the weighted-average grant-date fair value of stock options granted was $3.07, $5.55, and $5.36, respectively.

As of December 31, 2010, total unrecognized stock-based compensation expense related to unvested stock options granted under the 2007 Stock Incentive Plan, excluding options subject to the performance and market components of the Market Return and Enhanced Market Return Tranches, was $2.3 million, net of expected forfeitures. We anticipate this expense to be recognized over a weighted-average period of approximately three years. Compensation expense associated with the Market Return and Enhanced Market Return Tranches of options granted under the 2007 Stock Incentive Plan, with the exception of those that were issued in connection with a modification, will be recognized only to the extent achievement of the performance and market components are deemed probable.